Exhibit 4.4

COMMON STOCK		COMMON STOCK

[GRAPHIC]		[GRAPHIC]
FRP

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY	a Delaware Corporation	CUSIP 305560 10 4

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

FAIRPOINT COMMUNICATIONS, INC., transferable only on the share register of the Corporation, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or assigned. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile Seal of the Corporation and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:

[SEAL]
FAIRPOINT COMMUNICATIONS INC.
Senior Vice President and Secretary	INCORPORATED	Vice President and Treasurer
SEAL
DELAWARE

COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
TRANSFER AGENT AND REGISTRAR

BY:
AUTHORIZED SIGNATURE

FairPoint Communications, Inc. will furnish to any shareholder, on request in writing and without charge, a statement of the designations, relative rights, preferences and limitations applicable to each class of the Corporation’s stock, the variations in rights, preferences and limitations determined for each series of the Corporation’s stock, and the authority of the Corporation’s board of directors to determine variations for future series of the Corporation’s stock. Requests should be directed to the Corporation’s General Counsel, Shirley J. Linn, Esq., at FairPoint Communications, Inc., 521 E. Morehead Street, Suite 250, Charlotte, NC, 28202.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of		under Uniform Gifts to Minors Act
survivorship and not as tenants in
		common		(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                             HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR. WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.